UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OAK STREET HEALTH, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Fellow Shareholders:

On March 24, 2021, Oak Street Health, Inc. (the “Company”) filed with the Securities and Exchange Commission a Proxy Statement, a form of proxy card and a Notice of Internet Availability of Proxy Materials relating to the Company’s Annual Meeting of Shareholders (the “2021 Annual Meeting”) to be held on May 5, 2021 at 8:30 am (CT) via live audio webcast. Due to a typographical error, the form of proxy card omitted the names of the proxy holders who have the authority to vote your shares at the 2021 Annual Meeting. The Company is hereby filing a corrected version of the proxy card, which includes the names of the proxy holders.

Please note that the time and place of the 2021 Annual Meeting have not changed. In addition, no changes have been made to the Proxy Statement or the Notice of Internet Availability. The corrected proxy card should be read in conjunction with the Proxy Statement and Company’s 2020 Annual Report.

*    *    *

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY:

INTERNET

Go To: www.proxypush.com/OSH
• Cast your vote online
• Have your Proxy Card ready.
• Follow the simple instructions to record your vote.
PHONE
Call 1-866-892-1716
• Use any touch-tone telephone, 24 hours a day, 7 days a week.
• Have your Proxy Card ready.
• Follow the simple recorded instructions.
MAIL
• Mark, sign and date your Proxy Card.
• Fold and return your Proxy Card Form in the postage-paid envelope provided.

Go Green! To receive documents via e-mail, simply go to: www.companyurl.com

CONTROL NUMBER
Oak Street Health, Inc.
Annual Meeting of Stockholders	<— Please fold here — Do not separate —>
For Stockholders as of March 11, 2021

TIME:	Wednesday, May 05, 2021 08:30 AM, Local Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/OSH for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert Guenthner and Timothy Cook, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Oak Street Health, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2021 Mediant Communications Inc. All Rights Reserved

Oak Street Health, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒ Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3, 4, 5.

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	Election of Directors
		FOR	WITHHOLD
	To vote for all directors mark here:	☐

	1.01 Robbert Vorhoff	☐	☐		FOR

	1.02 Srdjan Vukovic	☐	☐		FOR

	1.03 Mike Pykosz	☐	☐		FOR

	1.04 Carl Daley	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	An advisory vote, of the retention of our classified Board structure;	☐	☐	☐	FOR

3.	An advisory vote, of the retention of the supermajority voting standards in the Oak Street Amended and Restated Certificate of Incorporation and the Oak Street Amended and Restated Bylaws;	☐	☐	☐	FOR

4.	Ratification of an award of restricted stock units to director Kim Keck; and	☐	☐	☐	FOR

5.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at the email address indicated.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date